                                                                     EXHIBIT 99

                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE

In re:                                            Case No.:   399-02649 THROUGH 399-02680
                                                              ---------------------------
     SERVICE MERCHANDISE COMPANY, INC.            Judge:      PAINE
     ---------------------------------                        ---------------------------
                                                  Chapter 11

Debtor(s)

            MONTHLY OPERATING REPORT FOR PERIOD ENDING         April 28, 2002
                                                            --------------------
            COMES NOW,              SERVICE MERCHANDISE COMPANY, INC.
                                    --------------------------------------------

Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating

Report for the period commencing   April 1, 2002   and ending   April 28, 2002
                                   -------------                --------------
as shown by the report and exhibits consisting  of    15    pages and
                                                   --------
containing the following as indicated:

                 X    Monthly Reporting Questionnaire (Attachment 1)
               ------
                 X    Comparative Balance Sheets (Forms OPR-1 & OPR-2)
               ------
                N/A   Summary of Accounts Receivable (Form OPR-3)
               ------
                 X    Schedule of Postpetition Liabilities (Form OPR-4)
               ------
                 X    Statement of Income (Loss) (Form OPR-5)
               ------

I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief.

On January 18, 2002, the United States Bankruptcy Court for the Middle District of Tennessee, Nashville Division (the "Bankruptcy Court") approved the request of Service Merchandise Company, Inc. and its Subsidiaries (the "Company") to immediately begin liquidating the inventory at all of its stores and to conduct store closing sales on a final basis and to discontinue operations at the stores.

The financial statements and schedules related to the Company included herein have not been prepared on a liquidation basis in accordance with generally accepted accounting principles ("GAAP"). The information needed to prepare the financial statements and schedules on a liquidation basis is not currently available to management. Attempting to obtain such information necessary to prepare the financial statements and schedules on a liquidation basis would cause undue hardship and expense to the Company. Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules. The Company cautions readers not to place undue reliance on the financial statements and schedules contained herein.

This report includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U. S. Trustee.


Date: May 20, 2002                  DEBTOR-IN-POSSESSION
      ------------

                                    By:                  /s/ Michael E. Hogrefe
                                                         ------------------------------------------------------
                                    Name and Title:      MICHAEL E. HOGREFE, SR. VP AND CHIEF FINANCIAL OFFICER
                                                         ------------------------------------------------------
                                    Address:             7100 SERVICE MERCHANDISE DRIVE
                                                         ------------------------------------------------------
                                                         BRENTWOOD, TENNESSEE 37027
                                                         ------------------------------------------------------
                                    Telephone No:        (615) 660-3340
                                                         ------------------------------------------------------

 Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 1, 2002 THROUGH APRIL 28, 2002

1. Payroll

                                                                                        WAGES                        TAXES
     OFFICERS                                  TITLE                            GROSS           NET            DUE           PAID
------------------------------------------------------------------------------------------------------------------------------------
S. CUSANO                CHAIRMAN OF THE BOARD                                $57,500.00     $37,131.77     $5,092.06     $15,276.17

C. STEVEN MOORE          SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE
                         OFFICER, GENERAL COUNSEL AND SECRETARY               $27,759.41     $17,979.97     $1,920.73     $ 5,884.96

MICHAEL E. HOGREFE       SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER    $23,903.33     $15,794.29     $1,597.10     $ 5,078.99

JOE M. ELLIOTT           VICE PRESIDENT, PROPERTY ADMINISTRATION              $11,648.13     $ 7,667.67     $  790.64     $ 2,248.05

KIMBERLY B. SOUTHARD     ASSISTANT VICE PRESIDENT, STRATEGIC PLANNING
                         AND ASSISTANT TREASURER                              $ 8,864.66     $ 5,527.28     $  794.78     $ 2,363.46









Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: APRIL 1, 2002 THROUGH APRIL 28, 2002

2.  INSURANCE

                                                                 COVERAGE        POLICY      EXPIRATION      PREMIUM   DATE COVERAGE
TYPE                            NAME OF CARRIER                   AMOUNT         NUMBER         DATE         AMOUNT     PAID THROUGH
------------------------------------------------------------------------------------------------------------------------------------
Property                        Fireman's Fund Insurance Co    $5 Million      01MXI9761300    12/31/02       $453,750     06/30/02
                                Royal Indemnity Co.            $5 Million       RHD317182      12/31/02        $60,000     06/30/02
                                Westchester Fire               $15 Million     WXA663479-0     12/31/02        $51,500     06/30/02
                                Commonwealth Ins Co            $25 Million      CLP 10333      12/31/02        $79,459     06/30/02
Boiler & Machinery              Hartford Steam Boiler          $10 Million      FBP4914359     12/31/02        $20,248     12/31/02
Transit                         Fireman's Fund Insurance Co    $1 Million     OIMXI97600751    12/31/02        $10,000     12/31/02
General Liability               Ace American Ins Co            $5 Million      XSLG2057804A    12/31/02       $250,000     12/31/02
Tenants Liability - AOS         Pacific Employers Ins. Co.     $5 Million      HDOG20578129    12/31/02   Incl. In GL      12/31/02
Tenants Liability-First Union   Pacific Employers Ins. Co.     $5 Million      HODG20578087    12/31/02   Incl. In GL      12/31/02
Workers' Compensation-AOS       Pacific Employers Ins Co       Statutory       WLRC43124456    12/31/02       $201,195     12/31/02
WC Excess                       Ace American Ins Co            Statutory        XWC014136      12/31/02        $24,034     12/31/02
Workers' Compensation-DAS       Pacific Employers Ins Co       Statutory       WLRC43124493    12/31/02   Included         12/31/02
WC Retro                        Pacific Employers Ins. Co.     Statutory       SCFC43031673    12/31/02   Included         12/31/02
WC Contractual Indemnity        Illinois Union Insurance Co    Statutory       CTPG20577794    12/31/02        $15,750     12/31/02
Auto                            Pacific Employers Ins Co       $1 Million      ISAH07969661    12/31/02        $43,572     12/31/02
Umbrella                        Ohio Casualty Group            $25 Million   BX(02)O52805120   06/30/02        $52,006     06/30/02
Excess Liability                Great American Assurance       $25 Million      EXC5752226     06/30/02        $18,600     06/30/02
International                   Ace American Ins Co            $1 Million       PHF051491      12/31/02         $2,500     12/31/02
Directors & Officers            Continental Insurance Co       $10 Million      300714943      12/31/02       $514,286     12/31/02
                                Federal Insurance Co           $10 Million      81278902-A     12/31/02       $470,250     12/31/02
                                Royal Insurance Co             $10 Million      PSF000009      12/31/02       $470,250     12/31/02
Fiduciary                       National Union Fire Ins Co     $5 Million        8726812       12/31/02        $28,423     12/31/02



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 1, 2002 THROUGH APRIL 28, 2002

3. BANK ACCOUNTS


TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
HOME OFFICE                                                            $         --

CORPORATE ACCOUNTS                                                        9,643,205

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)           48,499

OTHER DEPOSITORY ACCOUNTS
OTHER CASH ACCOUNTS                                                          72,897

INVESTMENTS
SHORT TERM INVESTMENTS                                                  121,502,117
                                                                       ------------

TOTAL CASH PER GENERAL LEDGER                                          $131,266,718
                                                                       ============






Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 1, 2002 THROUGH APRIL 28, 2002

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)


                                               ACTUAL           ACTUAL           ACTUAL             ACTUAL            TOTAL

                                  Monday      04/01/02         04/08/02         04/15/02           04/22/02          04/01/02
                                  Sunday      04/07/02         04/14/02         04/21/02           04/28/02          04/28/02
                                              --------         --------         --------           --------          --------
Receipts:
   Sales receipts/Profit Sharing              $ 3,000          $    --          $     --           $    --           $  3,000
   Miscellaneous receipts                       4,786            1,763               457             1,567              8,573
   Real Estate Proceeds                            --           69,425               500                --             69,925
   Expense reimbursements                       8,169            9,642             5,794                --             23,605
                                              -------          -------          --------           -------           --------
Total available collections                    15,955           80,830             6,751             1,567            105,103


Disbursements:
   Merchandise disbursements                       --               --                --                --                 --
   Non-merchandise disbursements                8,153            7,866            14,092             9,013             39,124
                                              -------          -------          --------           -------           --------
Total disbursements                             8,153            7,866            14,092             9,013             39,124
                                              -------          -------          --------           -------           --------

Net receipts/(disbursements)                  $ 7,802          $72,964          $ (7,341)          $(7,446)          $ 65,979
                                              =======          =======          ========           =======           ========






Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 1, 2002 THROUGH APRIL 28, 2002

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                        ACTUAL            ACTUAL            ACTUAL
                                       02/24/02          03/31/02          04/28/02
                                       --------          --------          --------
Ending total revolver balance          $     --          $     --          $    --
Term loan                                    --                --               --
Standby letters of credit                20,141            18,068           18,068
Trade letters of credit                   9,610                --               --
                                       --------          --------          -------
Total extensions of credit               29,751            18,068           18,068

Borrowing base                          122,940           183,934               --
                                       --------          --------          -------
Availability                           $ 93,189          $165,866          $    --
                                       ========          ========          =======




(1) As of 4/16/02, The Standby Letters of Credit were fully cash collateralized





Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: April 1, 2002 THROUGH April 28, 2002

4.  Payments to Professionals April 1, 2002 through April 28, 2002

    VENDOR #                           VENDOR NAME                                       CHECK AMT.       CHECK DATE        CHECK #
------------------------------------------------------------------------------------------------------------------------------------
     2642         Waller, Lansden, Dortch and Davis                                         $355.60        04/01/02        50067648
    102914        Ernst and Young, LLP                                                      $781.00        04/01/02        50067688
     99104        Jay Alix and Associates                                                   $313.96        04/01/02        B0027083
     57117        Deloitte and Touche                                                    $20,000.00        04/03/02        50067826
    103608        Abacus Advisory and Consulting                                        $127,500.00        04/09/02        50068149
     95912        Kightlinger and Gray                                                      $588.30        04/11/02        50068306
     44013        McCarter and English                                                    $3,549.49        04/11/02        50068330
     57117        Deloitte and Touche                                                    $47,490.00        04/11/02        50068346
     67017        Barkley and Thompson                                                      $128.46        04/12/02        50068367
     48779        Loss, Pavone and Orel                                                     $822.33        04/15/02        50068443
     99444        Sitrick and Comp., Inc.                                                 $6,080.90        04/15/02        B0027146
     71217        Bass, Berry and Sims                                                  $173,683.03        04/15/02        B0027148
     48779        Loss, Pavone and Orel                                                     $767.25        04/16/02        50068505
    101730        CBIZ Property Tax Solutions, Inc.                                       $2,987.07        04/16/02        50068511
    101730        CBIZ Property Tax Solutions, Inc.                                       $6,563.06        04/16/02        50068512
    101730        CBIZ Property Tax Solutions, Inc.                                       $1,094.47        04/16/02        50068513
    101730        CBIZ Property Tax Solutions, Inc.                                         $264.75        04/16/02        50068514
    101730        CBIZ Property Tax Solutions, Inc.                                       $1,320.18        04/16/02        50068515
    101730        CBIZ Property Tax Solutions, Inc.                                       $2,942.55        04/16/02        50068516
     99329        Aegis Property Tax Specialists                                         $10,500.00        04/16/02        50068517
     99329        Aegis Property Tax Specialists                                          $2,137.50        04/16/02        50068518
     99329        Aegis Property Tax Specialists                                         $19,744.70        04/16/02        50068519
     48779        Loss, Pavone and Orel                                                     $225.00        04/17/02        50068539
     50995        Brann and Isaacson                                                        $781.00        04/19/02        50068608
     99329        Aegis Property Tax Specialists                                          $5,535.82        04/19/02        50068611
     99459        Robert L. Berger and Associates                                        $22,397.00        04/19/02        B0027192
    103608        Abacus Advisory and Consulting                                         $94,482.93        04/22/02        50068645
     57117        Deloitte and Touche                                                    $20,000.00        04/22/02        50068656
     98176        Price Waterhouse Coopers, LLP                                         $256,898.00        04/22/02        50068667
     86237        Brusniak, Clement, Harrison and McCool, PC                                $276.00        04/22/02        50068677
     91420        Magenheim, Bateman, Robinson, Wrottenberry & Helfand, LLP               $2,255.42        04/25/02        50068986
     98378        Skadden, Arps, Slate, Meagher and Flom, LLP                           $474,360.00        04/25/02        B0027204
     99391        Otterbourg, Steindler, Houston and Rosen, PC                           $67,442.92        04/25/02        B0027205
     99454        Harwell, Howard, Hyne, Gabbert and Manner, PC                           $7,743.48        04/25/02        B0027206
     91420        Magenheim, Bateman, Robinson, Wrottenberry & Helfand, LLP               $5,919.75        04/26/02        50069037



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR- 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                                 APRIL 28,
                                                                   2002
                                                                 ---------
ASSETS
Current Assets:
     Cash and cash equivalents                                   $ 131,267
     Accounts receivable                                             9,571
     Inventories                                                        --
     Prepaid Expenses                                                2,645
                                                                 ---------
     TOTAL CURRENT ASSETS                                          143,483
                                                                 ---------

PROPERTY AND EQUIPMENT
     Owned assets, net of accumulated depreciation                  39,969

     Other assets and deferred charges                              28,183
                                                                 ---------
     TOTAL ASSETS                                                $ 211,635
                                                                 =========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
     Accounts payable                                            $  36,309
     Accrued expenses                                               60,561
     State & Local tax                                                 606
                                                                 ---------

     TOTAL CURRENT LIABILITIES                                      97,476
                                                                 ---------


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR- 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


Liabilities Subject To Compromise:
     Accrued restructuring costs                                    42,067
     Capitalized lease obligations                                      --
     Long-term debt                                                314,562
     Accounts payable                                              217,752
     Accrued expenses                                               83,985
                                                                 ---------
     Total Liabilities Subject To Compromise                       658,366

     TOTAL LIABILITIES                                             755,842
                                                                 ---------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
     Common stock                                                   49,936
     Additional paid-in-capital                                      5,881
     Deferred compensation                                             (53)
     Retained (deficit) earnings                                  (599,971)
                                                                 ---------
                    TOTAL SHAREHOLDERS' (DEFICIT) EQUITY          (544,207)

     TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY        $ 211,635
                                                                 =========


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 1, 2002 THROUGH APRIL 28, 2002

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: APRIL 28, 2002
FORM OPR-3 NOT APPLICABLE












Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 1, 2002 THROUGH APRIL 28, 2002

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
MONTH ENDED: 04/28/2002
FORM OPR-4

                                                                  Total
                                                                 --------
Trade Accounts Payable (Merchandise)                             $ 36,309




                                                                  Total
                                                                 --------
Expense & other payables                                      *  $ 60,561





Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 1, 2002 THROUGH APRIL 28 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(DOLLARS IN THOUSANDS)


                                                              DATE          DATE              TOTAL
          TAXES PAYABLE                                     INCURRED         DUE               DUE
Federal income tax                                   **     Various        Various           $ 1,684

State income tax                                            Various        Various           $  (120)
                                                                                             -------
                                          SUBTOTAL                                           $ 1,564
                                                                                             -------

Sales/use tax                             SUBTOTAL   *      Various        Various           $   725
                                                                                             -------

Personal property tax                                *      Various        Various           $ 1,296

Real estate taxes                                    *      Various        Various           $ 8,681

Inventory taxes                                      *      Various        Various           $    --

Gross receipts/bus licenses                          *      Various        Various           $   (78)

Franchise taxes                                      *      Various        Various           $   753
                                                                                             -------
                                           SUBTOTAL                                          $10,652
                                                                                             -------


                                                                                             -------
TOTAL TAXES PAYABLE                                                                          $12,941
                                                                                             =======

*   liability included in accrued expenses on OPR-2
**  tax reserve




Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 1, 2002 THROUGH APRIL 28, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4



(DOLLARS IN THOUSANDS)

                                                          DATE                                      TOTAL DUE
                                                        INCURRED            DATE DUE            (4/28/02 BALANCE)
                                                      -----------------------------------------------------------
POST PETITION SECURED DEBT
          Revolver borrowings                           04/14/00            04/14/04                  $    --
          Facility standby letters of credit            04/14/00            04/14/04                   18,068
          Facility trade letters of credit              04/14/00            04/14/04                       --
          Term loans                                    04/14/00            04/14/04                       --
                                                                                                      -------
TOTAL EXTENSIONS OF CREDIT                                                                            $18,068
                                                                                                      =======

ACCRUED INTEREST PAYABLE                                                                              $    --
                                                                                                      =======

   As of 4/16/02, The Standby Letters of Credit were fully cash collateralized







Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                                   ACTIVITY
                                                                                 APRIL 1, 2002
                                                                                    THROUGH
                                                                                 APRIL 28, 2002
                                                                                 --------------
Net Sales                                                                            $     --

Costs of merchandise sold and buying and occupancy expense                              2,778
                                                                                     --------

Gross margin after cost of merchandise sold and buying and occupancy expenses          (2,778)

Selling, General and Administrative Expenses:
     Net Employment Expense                                                               994
     Net Advertising                                                                       --
     Banking and Other Fees                                                               (17)
     Real Estate and Other Taxes                                                          522
     Supplies                                                                              14
     Communication and Equipment                                                          127
     Travel                                                                                 5
     UCC and Other Services                                                                50
     Legal and Professional                                                               231
     Sales and Shipping                                                                    16
     Insurance                                                                             --
     Miscellaneous                                                                     (1,125)
     Credit Card Services                                                                  --
                                                                                     --------
Total Selling, General and Administrative Expenses                                        817



Other expense/(income), net                                                              (668)


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                                   ACTIVITY
                                                                                 APRIL 1, 2002
                                                                                    THROUGH
                                                                                 APRIL 28, 2002
                                                                                 --------------
Restructuring charge (credit)                                                              --

Earnings (loss) before interest, reorganization items, and income tax                  (2,927)

Interest expense - debt                                                                   119

Earnings (loss) before reorganization items, and income tax                            (3,046)

Reorganization Items:

     Legal and Professional                                                                20
     Miscellaneous                                                                        933
     Loss (Gain) on Disposal of Assets                                                   (551)
     Close Store Charges                                                                6,604
                                                                                     --------
     Total Reorganization Items                                                         7,006

Earnings (loss) before income tax                                                     (10,052)
     Cumulative Effect of Change in Accounting Principles                                  --
                                                                                     --------
Net earnings (loss)                                                                  $(10,052)
                                                                                     ========


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.